SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)

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    Ridgestone Financial Services, Inc.
(Name of Registrant as Specified in its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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RIDGESTONE FINANCIAL SERVICES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 27, 2004

To the Shareholders of
   Ridgestone Financial Services, Inc.:

        NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Ridgestone Financial Services, Inc. (the “Company”) will be held on Tuesday, April 27, 2004, at 10:00 A.M., local time, at the Westmoor Country Club, 400 South Moorland Road, Brookfield, Wisconsin, for the following purposes:

        1.     To elect three directors to hold office until the 2007 annual meeting of shareholders and until their successors are duly elected and qualified.

        2.     To consider and act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

        The close of business on March 12, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

        A proxy for the annual meeting and a proxy statement are enclosed herewith.

By Order of the Board of Directors
RIDGESTONE FINANCIAL SERVICES, INC.
/s/ Christine V. Lake
Christine V. Lake
President and Chief Operating Officer

Brookfield, Wisconsin
March 23, 2004

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

RIDGESTONE FINANCIAL SERVICES, INC.
13925 West North Avenue
Brookfield, Wisconsin 53005

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 27, 2004

        This proxy statement is being furnished to shareholders by the Board of Directors (the “Board”) of Ridgestone Financial Services, Inc. (the “Company”), beginning on or about March 23, 2004, in connection with a solicitation of proxies by the Board for use at the Company’s annual meeting of shareholders to be held on Tuesday, April 27, 2004, at 10:00 A.M., local time, at the Westmoor Country Club, 400 South Moorland Road, Brookfield, Wisconsin, and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

        Execution of a proxy given in response to this solicitation will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

        A proxy, in the enclosed form, which is properly executed, returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the three persons nominated for election as directors referred to herein, and on such other business or matters that may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of directors, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

        Only holders of record of the Company’s common stock, no par value (the “Common Stock”), at the close of business on March 12, 2004 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 852,574 shares of Common Stock, each of which is entitled to one vote per share.

        The Company is the parent corporation of Ridgestone Bank (the “Bank”).

ELECTION OF DIRECTORS

        The Company maintains a staggered board of directors. The directors are currently divided into three classes consisting of three directors in each class. Each year, the terms of one class of directors expire. At the Annual Meeting, the shareholders will elect three directors to serve until the 2007 annual meeting of shareholders and until their successors are duly elected and qualified. The Company’s other six directors will continue to serve on the Board until their respective terms expire as indicated below. The Board’s nominees for election as directors for terms expiring at the 2007 annual meeting are Paul E. Menzel, Charles G. Niebler and James E. Renner. All of the nominees are currently serving as directors of the Company.

        Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the three persons named as nominees herein. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any nominee should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board.

        Directors will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). An abstention from voting will be tabulated as a vote withheld on the election and will be included in computing the number of shares present for purposes of determining the presence of a quorum, but will not be considered in determining whether each of the director nominees has received a plurality of the votes cast at the Annual Meeting. A broker or nominee holding shares registered in its name, or the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner’s shares with respect to the election of directors.

        The following sets forth certain information, as of March 12, 2004, about each of the Board’s nominees for election at the Annual Meeting and each director of the Company whose term will continue after the Annual Meeting. All directors of the Company also serve as directors of the Bank.

Nominees For Election at the Annual Meeting

Terms Expiring 2007

        Paul E. Menzel, 66, has been Chairman of the Board and Chief Executive Officer of the Company and the Bank since December 2003. He previously served as Chairman of the Board, President and Chief Executive Officer of the Company and the Bank from January to December 2003, and as President and Chief Executive Officer of the Company and the Bank from 1995 to January 2003. For ten years prior thereto, Mr. Menzel was President and a director of M&I Wauwatosa State Bank. Mr. Menzel has been a director of the Company since 1995.

        Charles G. Niebler, 59, has been President of Eye Care Vision Centers, a multi-location optometry practice based in Brookfield, Wisconsin, since 1970. He is a member of the Milwaukee Optometric Society and the American and Wisconsin Optometric Associations. Dr. Niebler has been a director of the Company since 1996.

        James E. Renner, 65, owns Renner Oldsmobile and is part owner of Renner Mitsubishi in Wauwatosa, Wisconsin. He has been associated with the Oldsmobile dealership since 1958 and the Mitsubishi dealership since 1993. Mr. Renner is a member of the Automobile Dealers of Mega Milwaukee, Inc. and the National Automobile Dealers Association. Mr. Renner has been a director of the Company since 1995.

        THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE “FOR” EACH NOMINEE. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED PRIOR TO OR AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED “FOR” EACH NOMINEE.

Directors Continuing in Office

Terms Expiring 2005

        John F. Goodnow, 59, is a co-founder of COB, LLC, a consulting firm specializing in providing turnaround and crisis management services to financially challenged companies, and has served as a Principal of COB, LLC since its inception in 1998. Prior to that time, Mr. Goodnow served in various capacities with Firstar Bank, N.A. (now known as U.S. Bank, National Association) since 1974. Mr. Goodnow has been a director of the Company since 2002.

        William R. Hayes, 59, has been Senior Vice President and Treasurer of the Company and Senior Vice President, Cashier and Controller of the Bank since April 2002. Mr. Hayes served as Vice President and Treasurer of the Company and Vice President, Cashier/Controller of the Bank from 1995 to April 2002. From 1988 to 1994, Mr. Hayes was Vice President, Cashier and Controller of M&I Wauwatosa State Bank, with responsibility for bank operations, financial reporting, human resources and regulatory compliance. Mr. Hayes has been a director of the Company since 1995.

        John E. Horning, 66, retired as Chairman of the Board and Chief Executive Officer of Shorewest Realtors, Inc. and Wisconsin Mortgage Corporation and Heritage Title Service in 2002. He was employed by Shorewest Realtors from 1950 through his retirement in 2002. He is a member of the national, state and Metropolitan Milwaukee Boards of Realtors. Mr. Horning has been a director of the Company since 1995.

Terms Expiring 2006

        Bernard E. Adee, 69, has served as Senior Vice President of Marshall Financial Consulting, LLC, a financial consulting firm based in Milwaukee, Wisconsin, since October 1998. Mr. Adee retired as First Vice President of Robert W. Baird & Co. Incorporated, an investment banking and brokerage firm, in September 1998. Mr. Adee has been a director of the Company since 1998.

        Gregory J. Hoesly, 47, is President of Boschert Precision Machinery, Inc., an importer of fabricating machine tools. Mr. Hoesly is a member of the American Machine Tool Distributors Association, the Machinery Dealers National Association, the Association of Machinery and Equipment Appraisers and the Butler Area Chamber of Commerce. Mr. Hoesly has been a director of the Company since 1996.

        Christine V. Lake, 51, has been President and Chief Operating Officer of the Company and the Bank since December 2003. Prior to that time, she served as Executive Vice President of the Company since April 2002, Vice President of the Company from 1995 through April 2002, Secretary of the Company since January 1996 and Executive Vice President of the Bank since February 1996. Ms. Lake served as Vice President of M&I Wauwatosa State Bank from 1991 to 1994 with responsibilities for management of the Consumer Banking Division. From 1994 to 1995, Ms. Lake was a Vice President of M&I Marshall & Ilsley Bank in Retail Administration. Ms. Lake has been a director of the Company since 1996.

BOARD OF DIRECTORS

General

        The Board has determined that each of Messrs. Adee, Goodnow, Hoesly, Horning, Niebler and Renner qualifies as an “independent director” as such term is defined in the rules of The Nasdaq Stock Market, Inc. (“Nasdaq”).

        Shareholders who wish to send communications to the Board or to a particular member of the Board may do so by delivering a written communication to the Corporate Secretary, Ridgestone Financial Services, Inc., 13925 West North Avenue, Brookfield, Wisconsin 53005, who will promptly forward such written communications to the indicated director or directors (assuming it is properly marked care of the Board of Directors or care of a specific director).

        Board members are expected to attend all Board meetings and all annual and special meetings of shareholders. Eight of the nine members of the Board were present at the Company’s 2003 annual meeting of shareholders.

Board Committees and Nominating Process

        The Board has standing Audit and Personnel Committees.

        The primary functions of the Audit Committee are to:

•	serve as an independent and objective party to monitor the Company's financial reporting, disclosure controls and procedures and internal controls and procedures;

•	appoint the independent public accountants and determine their compensation;

•	review, evaluate and oversee the audit efforts of the Company's independent public accountants; and

•	provide an open avenue of communication among the independent public accountants, management and the Board.

        Messrs. Adee, Horning and Renner are members of the Audit Committee. Each of them qualifies as an “independent director” as such term is defined in the Nasdaq rules, and also meets the additional independence standards for Audit Committee members. The Board has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this proxy statement. In addition, the Board has determined that Mr. Adee qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission.

        The Audit Committee met seven times during 2003. The Audit Committee of the Board of Directors of the Bank, which currently consists of Messrs. Adee, Horning and Renner, met twice in 2003.

        The Personnel Committee of the Board is responsible for administering the Company’s 1996 Stock Option Plan, as amended (the “1996 Plan”). The members of the Personnel Committee, which met once in 2003, are Messrs. Goodnow, Hoesly and Renner. Beyond administering the 1996 Plan, the Personnel Committee of the Board does not consider any other matters regarding compensation since such compensation is currently paid only at the Bank level and not at the Company level. The Personnel Committee of the Board of Directors of the Bank reviews and recommends to the Bank’s Board of Directors the compensation structure for the directors, officers and other managerial personnel of the Bank, including salary rates, fringe benefits, non-cash perquisites and other forms of compensation. The Personnel Committee of the Board of Directors of the Bank, which met once in 2003, consists of Messrs. Goodnow, Hoesly and Renner.

        The Board does not have a standing nominating committee. Instead, the directors who are determined to be “independent” under the Nasdaq rules perform the functions of a nominating committee. The Board believes it is appropriate not to maintain a standing nominating committee primarily because the relatively small number of independent directors on the Board makes it unnecessary to separate the nominating function into a committee structure.

        The Board believes that the Company’s directors, including nominees for director, should meet certain minimum qualifications and possess certain qualities and skills. Specifically, the Board believes that the Company’s directors and nominees should:

•	be of the highest ethical character and integrity and share the values of the Company and the Bank;

•	have reputations, both personal and professional, consistent with the image and reputation of the Company and the Bank;

•	be highly accomplished in their respective fields, with superior credentials and recognition;

•	be able to exercise sound business judgment and offer advice, guidance and value to the chief executive officer based on his/her expertise and experience;

•	have an appreciation of the director's vital part in the Company's and the Bank's good corporate citizenship and the corporate image;

•	be selected so that the Board consists of members with a diversity of background and experience; and

•	have time available for meetings and consultation on Company matters, and should not sit on more than three other public company boards.

        In addition, in selecting directors, the Board believes the independent directors should generally consider candidates’ broad-based business and professional skills and experiences (particularly in the banking industry), concern for the long-term interests of shareholders, and personal integrity and judgment. In particular, the Board believes the independent directors should seek nominees who are (i) active and former chief executive officers or chief financial officers (or who performed similar functions) for companies in or around the Milwaukee metropolitan area, particularly banking institutions; or (ii) leaders of other local businesses, organizations or non-profit institutions. The Board further believes that a majority of its directors should be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors should be independent of any particular constituency and be able to represent all shareholders of the Company.

        In identifying and evaluating nominees for director, it is the Board’s policy that qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The Board will consider nominees proposed by current directors, members of management and Company shareholders (pursuant to the provisions for shareholder nominations contained in the Company’s bylaws). Candidates for director nominees must have the specific qualities and skills set forth in the discussion above, as such may be approved by the Board from time to time, and will be reviewed in the context of the current composition of the Board, the operating requirements of the Company and the Bank and the long-term interests of shareholders. In conducting this review, the Board will also consider age, additional skills and such other factors as the Board deems appropriate given the current needs of the Board, the Company and the Bank, to maintain a balance of knowledge, experience and capability.

        The independent directors will consider nominations for directors made by shareholders provided such nominations are made in writing, contain certain information specified in the Company’s By-Laws and are delivered to the President of the Company no less than 14 days or more than 50 days prior to any meeting of shareholders called for the election of directors. The independent directors will evaluate nominees for director submitted by shareholders who comply with the procedures for submitting such nominations in the same manner as they evaluate other nominees.

        The Board held seven meetings during 2003. During 2003, each director of the Company attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which such director served during the year.

Director Compensation

        In fiscal 2003, directors of the Company received a fee of $50 per Board meeting attended as well as a fee of $200 per committee meeting attended, and directors of the Bank received a fee of $250 per Bank board meeting attended as well as a fee of $50 per committee meeting attended. Beginning in fiscal 2004, directors of the Company receive a fee of $250 per Board meeting attended as well as a fee of $200 per committee meeting attended, and directors of the Bank receive a fee of $500 per Bank board meeting attended as well as a fee of $100 per committee meeting attended. Employee directors of the Company and the Bank are not entitled to receive the committee meeting fee.

EXECUTIVE OFFICERS

        Paul E. Menzel, the Company’s Chairman of the Board and Chief Executive Officer, Christine V. Lake, the Company’s President and Chief Operating Officer, and William R. Hayes, the Company’s Senior Vice President and Treasurer, are the only executive officers of the Company. Certain information regarding the executive officers is set forth under the caption “Election of Directors.” The executive officers of the Company serve at the pleasure of the Board.

PRINCIPAL SHAREHOLDERS

        The following table sets forth information, as of March 12, 2004, regarding beneficial ownership of Common Stock by (i) each of the Company’s directors and nominees and those of the Company’s executive officers who are named in the Summary Compensation Table below under “Executive Compensation—Summary Compensation Information”; (ii) all of the Company’s current directors and executive officers as a group; and (iii) each person or entity that the Company knows beneficially owns more than 5% of the outstanding Common Stock.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
Directors and Executive Officers
Bernard E. Adee	4,625	*
John F. Goodnow	4,000	*
William R. Hayes	62,375(2)	6.9%
Gregory J. Hoesly	7,415	*
John E. Horning	3,313	*
Christine V. Lake	93,875(3)	10.1%
Paul E. Menzel	196,707(4)	19.4%
Charles G. Niebler	9,449(5)	1.1%
James E. Renner	5,250	*
Directors, nominees and executive officers of the
Company as a group (9 persons)	387,009(6)	33.6%
Other Five Percent Holders
Patrick W. Hopper, TTEE(7)	43,000	5.1%

*Less than one percent (1%).

(1)	The address of each of the directors and executive officers named in the table is 13925 West North Avenue, Brookfield, Wisconsin 53005.
(2)	Includes 54,500 shares which Mr. Hayes has the right to acquire upon the exercise of vested stock options and stock options that will vest within 60 days of March 12, 2004.
(3)	Includes 4,425 shares held by Ms. Lake’s spouse and 83,500 shares which Ms. Lake has the right to acquire upon the exercise of vested stock options and stock options that will vest within 60 days of March 12, 2004.
(4)	Includes 3,384 shares held by Mr. Menzel’s spouse and 165,833 shares which Mr. Menzel has the right to acquire upon the exercise of vested stock options and stock options that will vest within 60 days of March 12, 2004.
(5)	Includes 1,449 shares held by Dr. Niebler’s spouse.
(6)	Includes an aggregate of 303,833 shares that can be acquired upon the exercise of vested stock options and stock options that will vest within 60 days of March 12, 2004.
(7)	The information given is as of or about November 14, 2003, as reported by the shareholder in its Schedule 13D filed with the Securities and Exchange Commission. The address for this shareholder is 2624 Pebblegold Ave., Henderson, Nevada 89074.

EXECUTIVE COMPENSATION

Summary Compensation Information

        The following table sets forth certain information concerning compensation paid to or earned by Mr. Menzel, the Company’s Chairman of the Board and Chief Executive Officer, and Ms. Lake, the Company’s President and Chief Operating Officer, in each of the last three fiscal years. No executive officer of the Company or the Bank other than Mr. Menzel and Ms. Lake received in excess of $100,000 in salary and bonus during fiscal 2003.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Other Annual Compensation	Securities Underlying Stock Options(#)	All Other Compensation
Paul E. Menzel	2003	$163,550	$ 0	$ 7,344(2)	20,000	$ 3,750(3)
Chairman of	2002	146,950	0	7,274	20,000	7,750
the Board and	2001	135,496	0	6,869	25,000	1,313
Chief Executive
Officer
Christine V. Lake	2003	$106,050	$ 0	$ 13,047(4)	12,000	$ 13,664(5)
President and	2002	95,700	0	9,139	7,500	15,763
Chief Operating	2001	87,800	0	8,554	17,500	11,126
Officer

(1)	Includes $3,200 in director fees in 2001, $3,200 in 2002, and $3,550 in 2003 in connection with meetings of the Board of Directors in each year.
(2)	Consists of $4,579 for a car allowance and $2,765 for a country club membership.
(3)	Consists of $3,750, which represents matching and discretionary contributions by the Bank to Mr. Menzel’s 401(k) account.
(4)	Consists of $6,526 for a car allowance, $3,165 for a country club membership and $3,356 in above market earnings on the deferral account balance of Ms. Lake’s Executive Incentive Retirement Agreement.
(5)	Consists of $2,562, which represents matching and discretionary contributions by the Bank to Ms. Lake’s 401(k) account, and $11,102 accrued to Ms. Lake’s deferral account under her Executive Incentive Retirement Agreement.

Stock Options

        The Company has in effect the 1996 Plan pursuant to which options to purchase Common Stock may be granted to employees (including officers) of the Company and its subsidiaries. The following table presents certain information about grants of stock options made during fiscal 2003 to Mr. Menzel and Ms. Lake.

Option Grants in 2003 Fiscal Year

Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
Paul E. Menzel	20,000	37.0%	$8.70	05/20/2013
Christine V. Lake	12,000	22.2%	$8.70	05/20/2013

(1)	The options reflected in the table (which are nonstatutory options for purposes of the Internal Revenue Code) were granted on May 20, 2003. One-third of the options will vest and become exercisable on the first anniversary of grant, an additional one-third of the options will vest and become exercisable on the second anniversary of grant and the final one-third of the options will vest and become exercisable on the third anniversary of the grant.

        The following table sets forth information regarding the fiscal year-end value of unexercised options held by Mr. Menzel and Ms. Lake. No options were exercised by Mr. Menzel or Ms. Lake in 2003.

Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Paul E. Menzel	150,834	41,666	$333,650	$184,663
Christine V. Lake	75,167	22,833	$200,864	$102,191

(1)	The dollar value is calculated by determining the difference between the fair market value of the underlying Common Stock and the exercise price of the option at fiscal year-end.

Employment Agreements

        The Bank has employment agreements with Mr. Menzel and Ms. Lake (each an “employee”) which initially provided for a three-year term that commenced on December 31, 1997. The agreements provide that the term will be automatically extended on December 31 of each year for an additional year, unless at least 60 days before such renewal date the Bank or the employee gives notice that the term will not be extended beyond the then current expiration date. The expiration date of the agreements has been extended in accordance with the foregoing provision and currently is December 31, 2006. The agreements further provide that the employees will be paid a base salary and such bonuses as may from time to time be determined by the Board of Directors of the Bank. The agreements provide that each employee’s base salary (exclusive of bonus) will not be less than his or her salary (exclusive of bonus) in effect on the date of the agreement and may not be reduced at any time after any increase is approved by the Board of Directors of the Bank. Each agreement will terminate upon the employee’s death or disability, for cause, or upon voluntary termination by the employee.

        If the employee resigns or is terminated following a “change in control” (as defined below), the employee will be entitled to a lump sum severance payment equal to three times the sum of (i) such employee’s then current salary and (ii) such employee’s average bonus over the three years preceding termination. Alternatively, the employee may elect to receive his or her severance payment in installments over a period of three years commencing on the termination date. The termination payment and amount of benefits may be reduced to the extent necessary to avoid an “excess parachute payment” under the Internal Revenue Code. The agreements define a “change in control” as any of the following, whether in a single transaction or in a series of transactions: (i) the acquisition by any person or group of 25% or more of the voting power of the Company or the Bank; (ii) the combination of the Company or Bank with any entity after which less than 75% of the outstanding securities of the surviving entity are owned by former shareholders of the Company; or (iii) the sale, lease or other transfer by either the Company or the Bank of all or substantially all of its respective properties or assets other than in the ordinary course of business. In addition, if the employee is terminated by the Bank “in contemplation of” a change in control, or is terminated by the Bank (or other surviving entity) during the twelve-month period after a change in control, such termination will be deemed to be a change in control for purposes of the agreements. The agreements also provide that if the employee is terminated by the Bank during the three-month period prior to the announcement of a change in control, such termination will be deemed to be a termination “in contemplation of” a change in control.

        If any of the following events occur after a change in control without the employee’s written consent, then the employee may terminate his or her employment by giving at least 90 days’ prior written notice: the employee is assigned to positions, duties or responsibilities that are less significant than his or her positions, duties and responsibilities at the commencement of the employment term; the employee is removed from or is not re-elected to any of his or her positions (subject to certain exceptions); the employee’s base salary or relative bonus is reduced; the employee is transferred to a location more than 35 miles from Brookfield, Wisconsin; or in the event of a change in control of the Company in which the Company is not the surviving entity, the surviving entity fails to execute an employment agreement in substantially the same form as the employee’s current employment agreement. If the employee terminates his or her employment in such a situation, then the employee will be entitled to the same severance payment as if he or she had been terminated following a change in control.

        For the three years following termination, the employee will also be entitled to receive all other benefits, including retirement benefits and deferred compensation, to which the employee would have been entitled had he or she remained employed by the Bank.

Salary Continuation Agreement

        The Bank also has a Salary Continuation Agreement (“Continuation Agreement”) with Mr. Menzel, generally providing to him or his beneficiaries the right to receive certain benefits in the event of either (i) Mr. Menzel’s death or (ii) the termination of his employment with the Bank. Under the terms of the Continuation Agreement, the amount of benefits Mr. Menzel receives will be determined by the cause and timing of either his death or termination of employment. The Continuation Agreement generally provides that the annual benefit payments will be no more than $120,100 (subject to upward adjustment). The aggregate amount of these benefits will generally be paid to Mr. Menzel or his beneficiary in twelve equal monthly installments for the duration of Mr. Menzel’s life, but in any event until 179 additional payments have been made to Mr. Menzel or his beneficiary (except that, in the event of the death of Mr. Menzel’s beneficiary prior to receipt of all benefits due such beneficiary under the Continuation Agreement, the remaining benefits will be paid in a lump sum to such beneficiary’s estate). Such payments will begin on the first day of the month following the termination event or on the first day of the month following Mr. Menzel’s 70th birthday in the event he retires before then. No benefits will be paid to Mr. Menzel if, among other things, (a) such benefit would result in an excise tax under Section 280G of the Internal Revenue Code; (b) Mr. Menzel’s employment is terminated for Cause (as such term is defined in the Continuation Agreement); or (c) Mr. Menzel violates the noncompetition provisions contained in his employment agreement.

Executive Incentive Retirement Agreement

        The Bank also has a Executive Incentive Retirement Agreement (“Incentive Agreement”) with Ms. Lake, generally providing to her or her beneficiaries the right to receive certain benefits in the event of either (i) Ms. Lake’s death or (ii) the termination of her employment with the Bank. Under the terms of the Incentive Agreement, on December 31 of each year the Company will credit an incentive award in the amount specified in the Incentive Agreement to a deferral account established on the books of the Company for Ms. Lake. For the years ended 2002 and 2003, Ms. Lake’s incentive award was $10,675 and $11,102, respectively. The Incentive Agreement generally provides that the benefit Ms. Lake will receive is the deferral account balance on the date of her termination of employment. Upon retirement on or after Ms. Lake’s 60th birthday, the deferral account balance will be paid to Ms. Lake or her beneficiary in twelve equal monthly installments for the duration of Ms. Lake’s life, but in any event until 263 additional payments have been made to Ms. Lake or her beneficiary (except that, in the event of the death of Ms. Lake’s beneficiary prior to receipt of all benefits due such beneficiary under the Incentive Agreement, the remaining benefits will be paid in a lump sum to such beneficiary’s estate). In the event that Ms. Lake terminates her employment before her 60th birthday or due to disability, the deferral account balance will be paid to Ms. Lake or her beneficiary in 180 equal monthly installments. In the event that the Company terminates Ms. Lake’s employment within 12 months following a Change of Control (as such term is defined in the Incentive Agreement), the deferral account balance will be paid to Ms. Lake in lump sum within 60 days following such termination. No benefits will be paid to Ms. Lake if, among other things, (a) such benefit would result in an excise tax under Section 280G of the Internal Revenue Code; or (b) Ms. Lake’s employment is terminated for Cause (as such term is defined in the Incentive Agreement).

AUDIT COMMITTEE REPORT

        The Board maintains an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. In accordance with its written charter adopted by the Board, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal 2003, the Committee met seven times, and the Committee discussed the interim financial information contained in each quarterly earnings announcement with the Company’s management and independent auditors prior to public release.

        The Committee members reviewed and discussed the audited financial statements for fiscal 2003 with management. The Committee also discussed all the matters required to be discussed by Statement of Auditing Standard No. 61 with the Company’s independent auditors, Wipfli LLP (“Wipfli”). The Committee received a written disclosure and letter from Wipfli as required by Independence Standards Board Standard No. 1, and discussed with Wipfli its independence. Based on its review and discussions, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission.

Bernard E. Adee
John E. Horning
James E. Renner

CERTAIN TRANSACTIONS

        The Bank from time to time makes loans or extends credit to certain directors, executive officers, their affiliates and their family members. All such loans and extensions of credit made to date were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time of such transactions for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

INDEPENDENT AUDITORS

General

        Virchow, Krause & Company, LLP (“Virchow”) served as the Company’s independent auditors for the fiscal year ended December 31, 2002. In 2003, the Audit Committee of the Board and Virchow determined that Virchow would not be able to continue to provide the internal audit outsourcing function previously provided by Virchow while at the same time acting as the Company’s independent auditors. As a result, on March 18, 2003, Virchow informed the Audit Committee that it would decline to stand for re-appointment as the Company’s independent auditors.

        The reports of Virchow on the financial statements for the prior two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

        In connection with Virchow’s audits for 2001, 2002 and through March 18, 2003, the Company had no disagreements with Virchow on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Virchow would have caused Virchow to make reference thereto in its report on the financial statements for such years.

        As of March 18, 2003, the Audit Committee of the Board, pursuant to authority delegated to it by the Board, engaged Wipfli as the Company’s new independent accountants, to act as the principal accountants in auditing the Company’s financial statements for fiscal 2003. During 2001, 2002 and through March 18, 2003, the Company has not consulted with Wipfli regarding any of the matters identified in Item 304(a)(2)(i) or (ii) of Regulation S-B under the Securities Exchange Act of 1934, as amended.

        The Audit Committee of the Board has similarly appointed Wipfli to serve as independent auditors for the Company for the fiscal year ending December 31, 2004. Representatives of Wipfli are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

Certain Fees

        Audit Fees. The aggregate audit fees billed by Wipfli for the year ended December 31, 2003 and by Virchow for the year ended December 31, 2002 were $43,850 and $44,125, respectively. Audit fees include fees billed for professional services rendered for the audit of annual financial statements, the review of quarterly financial statements and statutory and regulatory filings.

        Audit-Related Fees. The aggregate audit-related fees billed by Wipfli for the year ended December 31, 2003 and by Virchow for the year ended December 31, 2002 were $2,235 and $0, respectively. Audit-related fees include fees billed by Wipfli for services related to the Company’s trust preferred securities offering and review of various press releases.

        Tax Fees. The aggregate tax fees billed by Wipfli for the year ended December 31, 2003 and by Virchow for the year ended December 31, 2002 were $650 and $4,950, respectively. Tax fees include fees billed by Wipfli for professional services rendered for tax compliance, tax advice and tax planning and by Virchow Krause for income tax preparation.

        All Other Fees. All other fees for products and services other than those in the above three categories billed by Wipfli for the year ended December 31, 2003 and by Virchow for the year ended December 31, 2002 were $925 and $18,000, respectively. These fees were billed by Wipfli for internal audit plans and by Virchow Krause for internal loan audit and transition costs.The Audit Committee does not consider the provision of non-audit services by Wipfli to be incompatible with maintaining auditor independence.

        Pursuant to the provisions of the Audit Committee charter, a copy of which is attached to this proxy statement as Appendix A, all audit services and all permitted non-audit services (unless de minimus) provided by Wipfli, as well as the fees and other compensation to be paid to them, must be approved in advance by the Audit Committee. All audit, audit-related, tax and other services provided by Wipfli during 2003 were approved by the Audit Committee in accordance with 17 CFR 210.2-01(c)(7)(i) and the terms of the Audit Committee charter.

MISCELLANEOUS

Shareholder Proposals

        Proposals of shareholders pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are intended to be presented at the 2005 annual meeting must be received by the Company no later than November 24, 2004 to be included in the Company’s proxy materials for that meeting. Further, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 on or prior to February 7, 2005, then the persons named in proxies solicited by the Board of Directors for the 2005 annual meeting may exercise discretionary voting authority with respect to such proposal. See “Board of Directors—Board Committees and Nominating Process” for information regarding shareholder nominations for directors.

Solicitation Expenses

        The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular employees of the Company. The Company will also reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company’s executive officers and directors to file reports of ownership and changes of ownership with the Securities and Exchange Commission. The regulations of the Securities and Exchange Commission require such persons to furnish the Company with copies of all Section 16(a) reports they file. Based on such reports, the Company believes that all of its officers and directors have complied with the Section 16(a) filing requirements for the year ended December 31, 2003.

Code of Ethics

        The Board has adopted a Code of Ethics as that term is defined pursuant to Item 406(b) of Regulation S-B that applies to the Company’s Chief Executive Officer and senior financial and accounting officers and employees. If you would like to receive a copy of the Code of Ethics, please write to Christine V. Lake, President and Chief Operating Officer, Ridgestone Bank, 13925 West North Avenue, Brookfield, Wisconsin 53005, and the Company will provide you with a copy free of charge.

Other

        Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company’s communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s annual report to shareholders and proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling or writing Ms. Christine V. Lake, President and Chief Operating Officer Ridgestone Financial Services, Inc., 13925 West North Avenue, Brookfield, Wisconsin 53005, phone number (262) 789-1011.

        The Company will provide without charge a copy of its Annual Report on Form 10-KSB (including financial statements and financial schedules, but not including exhibits thereto), as filed with the Securities and Exchange Commission, to each person who is a record or beneficial owner of Common Stock as of the record date for the Annual Meeting. A written request for a Form 10-KSB should be directed to William R. Hayes, Senior Vice President and Treasurer, Ridgestone Financial Services, Inc., 13925 West North Avenue, Brookfield, Wisconsin 53005.

By Order of the Board of Directors
RIDGESTONE FINANCIAL SERVICES, INC.
/s/ Christine V. Lake
Christine V. Lake
President and Chief Operating Officer

March 23, 2004

APPENDIX A

RIDGESTONE FINANCIAL SERVICES, INC.
Audit Committee Charter
March 12, 2004

        In order to assist the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Ridgestone Financial Services, Inc. (the “Company”) in carrying out its duties and responsibilities, the following is the Audit Committee Charter (this “Charter”). This Charter is not intended to, and does not, create any legal or fiduciary duties or responsibilities or form the basis for a breach of fiduciary duty or potential liability if not complied with.

        The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing: (a) the controls and other procedures of the Company that are designed to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission (“disclosure controls and procedures”), including reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; (b) the Company’s controls that pertain to the preparation of financial statements required to be in conformity with Generally Accepted Accounting Principles as addressed by the Codification of Statements on Auditing Standards, AU Section 319, as in effect from time to time, or any superseding definition or other literature that is issued or adopted by the Public Company Accounting Oversight Board (“internal controls and procedures”); and (c) the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures.

•	Appoint the independent public accountants and determine their compensation.

•	Review, evaluate and oversee the audit efforts of the Company’s independent public accountants.

•	Provide an open avenue of communication among the independent public accountants, management and the Board.

•	Prepare the Audit Committee Report required to be included in the Company’s annual proxy statement.

        The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in this Charter.

    1.        The Committee shall consist entirely of three or more non-employee directors, each of whom shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc. (“Nasdaq”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”), and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be able to read and understand fundamental financial statements. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication. The Company shall endeavor, to the extent possible, to have at least one member of the Committee who has accounting or financial management experience sufficient to qualify as an “audit committee financial expert” under the rules and regulations of the Commission, as such rules are in effect from time to time. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

        The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee.

    2.        Absent unusual circumstances, the Committee shall attempt to meet at least quarterly or more frequently as circumstances dictate. Special meetings shall be held as circumstances require, as determined by the Chairman of the Audit Committee or by any two other members of the Committee. The Committee may ask members of management or others to attend any meeting and provide pertinent information as necessary. As part of its job to foster open communication, the Committee shall meet periodically with management and the independent public accountants in separate executive sessions to discuss any matters that the Committee and/or any of these groups believe should be discussed privately.

    3.        In performing its responsibilities and duties, the Committee will seek to provide an open avenue of communication among the independent public accountants, management and the Board. The Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns about the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures.

        In discharging its oversight role, the Committee is granted the authority to (a) investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company; (b) engage and compensate independent counsel and other advisers, as it determines necessary to carry out its duties; and (c) determine appropriate funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The Committee has direct responsibility for the appointment, compensation, retention and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent public accountants shall report directly to the Committee. The Committee shall have the sole power to: (a) approve all related-party transactions, in accordance with the rules and regulations of Nasdaq, as such rules are in effect from time to time; (b) hire and fire the independent public accountants, based on the Committee’s judgment of the independent public accountants’ independence and effectiveness, as well as approve all fees and engagement terms; (c) resolve any disagreement between management and the independent public accountants; (d) pre-approve all auditing services in accordance with applicable law or regulation; and (e) pre-approve all permissible non-audit services performed by the independent public accountants in accordance with applicable law or regulation, subject to any de minimis exception that may be provided by applicable law or regulation. The Committee will not approve any of the “prohibited activities” identified in Section 10A(g) of the Exchange Act.

        The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting.

        To fulfill its responsibilities and duties the Committee shall do the following, which is not an exhaustive list:

        Documents/Reports Review and Preparation

a. Discuss with the independent public accountants, in accordance with the Exchange Act, prior to the filing of the independent public accountants’ audit report, (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information permissible under Generally Accepted Accounting Principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent public accountants; and (c) other material written communications between management and the independent public accountants.

b. Review and discuss with management and the independent public accountants the Company’s annual audited financial statements to be included in the Company’s Annual Report on Form 10-KSB, prior to filing the Annual Report with the Commission, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” and any reports or other financial information submitted to any governmental body, or the public, including any attestation, certification, report, opinion, or review rendered by the independent public accountants. Based on (a) the Committee’s review and discussion of the Company’s annual audited financial statements with management and the independent public accountants, (b) the Committee’s discussions with the independent public accountants on their independence and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as in effect from time to time, and (c) such other factors and circumstances as are determined appropriate by the Committee, the Committee will recommend to the Board whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-KSB.

c. Prepare, in consultation with management, the Audit Committee Report required to appear in the Company’s annual proxy statement by the rules and regulations of the Commission.

d. Review and discuss with management and the independent public accountants the Company’s quarterly financial reports, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

e. Review and discuss with management and the independent public accountants earnings releases and earnings guidance provided to analysts and rating agencies.

f. Review and discuss with the Company’s Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Controller and any other employee performing similar functions (collectively, the “Senior Officers”), and the Company’s independent public accountants the areas of financial risk that could have a material adverse effect on the Company’s results of operation or financial condition and the Company’s policies respecting risk assessment and risk management.

        Independent Public Accountants

g. Select, appoint and, where appropriate, replace the Company’s independent public accountants for the forthcoming year, which firm is ultimately accountable to the Committee and the Board. See Item 8.

h. Review with the Senior Officers the Company’s annual audit plans.

i. Consider, in consultation with the Company’s independent public accountants, the audit scope and procedural plans made by the Company’s management and the independent public accountants.

j. Regularly evaluate the performance of the independent public accountants.

k. At least annually, obtain and review a report by the Company’s independent public accountants describing the firm’s internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; the firm’s independence from the Company within the meaning of any applicable law or regulation; and all relationships between the independent public accountants and the Company.

l. Set clear hiring policies for employees or former employees of the Company’s independent public accountants, in accordance with applicable law.

        Financial Reporting Process

m. Provide that management and the independent public accountants discuss with the Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

n. Review with the Senior Officers the Company’s in-house policies and procedures for regular review of officers’ conflicts of interest.

o. Periodically review and analyze with the Senior Officers and the Company’s independent public accountants comparable public company financial reporting and accounting policies and practices that differ from those of the Company.

p. Review with management and the independent public accountants their assessments of the adequacy of the Company’s internal controls and procedures and disclosure controls and procedures.

q. Review disclosures made to the Committee by the Senior Officers about (a) any significant deficiencies or weaknesses in the design or operation of the disclosure controls and procedures and internal controls and procedures, including any significant deficiencies and material weaknesses that could adversely affect the Company’s ability to record, process, summarize and timely report financial information as required by the Commission; (b) any fraud (whether or not material) involving management or other employees significantly involved with disclosure controls and procedures and internal controls and procedures; (c) whether or not there were significant changes in disclosure controls and procedures and internal controls and procedures or other factors that could significantly affect such controls; and (d) any action to fraudulently influence, coerce, manipulate or mislead the Company’s independent auditors for the purpose of rendering the Company’s financial statements materially misleading.

r. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

s. Regularly review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, or the performance and independence of the Company’s independent public accountants.

t. Annually evaluate the Committee’s performance.

    4.       The Committee shall have unrestricted lines of communication with the Senior Officers, as well as the Company’s independent public accountants, at all times.

    5.        The Committee shall advise the Senior Officers that it expects to be consulted before the Company seeks a second opinion on any significant accounting issue from an auditing firm other than the Company’s independent public accountants.

    6.        The Committee, through its Chairman, shall report its activities to the full Board after each Committee meeting so that the Board is kept informed of its activities on a current basis.

    7.        The Committee shall meet with the Company’s outside counsel, or counsel of its own selection, when appropriate, to discuss legal matters that may have a significant impact on the Company’s financial statements.

    8.        Factors to be considered in selecting, evaluating and appointing an independent public accountants to serve as the Company’s independent public accountants shall include, without limitation, the following:

a. Opinions by appropriate management personnel on the capabilities, resources and performance of the public accounting firm;

b. The firm’s proposed audit fee and explanations for any material fee changes from prior years;

c. The expected level of participation by the firm’s partner designated to the Company’s account and other management personnel in the audit examination and the mix of skills and experience of the firm’s staff and its staff rotation policy with respect to the Company;

d. If a new public accounting firm is being considered, the steps planned to ensure a smooth and effective transition;

e. If a new public accounting firm is being considered, the report of the firm’s latest peer review conducted pursuant to a professional quality control program and any significant litigation problems or disciplinary actions by the Commission or others;

f. If a new public accounting firm is being considered, the proposed firm’s credentials, capabilities and reputation and a list of clients in the same geographical area and in the same industry; and

g. The auditing firm’s independence from the Company.

    9.        The following is a non-exhaustive list of general post-audit review considerations and guidelines for the Committee:

a. The Committee should obtain from the Company’s Chief Financial Officer and/or Principal Accounting Officer explanations for all significant variances in the financial statements between years.

b. The Committee should request an explanation from management and the independent public accountants of changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the Commission or other applicable regulatory bodies that had or will have a material effect on the Company’s financial statements or accounting policies or practices.

c. The Committee should inquire about the existence and substance of any significant accounting accruals, charge-offs, loan loss or other reserves or estimates made by management that had or will have a material impact on the Company’s financial statements.

d. The Committee should meet privately with the independent public accountants to request its opinion on various matters, including the quality of the Company’s financial and accounting personnel.

e. The Committee should ask the independent public accountants:

i. If there were any significant findings during the year and management’s response to them?

ii. If there were any difficulties the independent public accountants encountered while conducting the audit, including any restrictions on the scope of its activities or on access to requested information?

iii. What its greatest concerns were in the course of the audit?

iv. If it believes anything else should be discussed with the Committee while not in the presence of management or the Senior Officers.

v. If it had any significant disagreements with management?

f. The Committee should review the letter of management representations given to the independent public accountants and inquire whether the independent public accountants encountered any difficulties in obtaining the letter or any specific representations therein.

g. The Committee should discuss with management and the independent public accountants the substance of any significant issues raised by outside counsel concerning litigation, contingencies, claims or assessments. The Committee should understand how such matters are reflected in the Company’s financial statements.

h. The Committee should inquire with the Senior Officers whether there are any significant tax matters that have been or might be reasonably disputed by the Internal Revenue Service or state agencies, and inquire as to the status of the related tax reserves.

i. The Committee, at least through its Chairman, should review with management “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual report and ask the extent to which the independent public accountants reviewed this section. Similar efforts should be attempted, at least on a post-filing basis, with respect to the Company’s quarterly reports, which may be accomplished by the Chairman of the Committee on behalf of the Committee. The Committee should ask the independent public accountants whether the other sections of the annual report to shareholders are consistent with the information reflected in the financial statements.

    10.        The Committee must review and reassess the adequacy of this Charter not less than annually. The Committee may seek the input of the Company’s independent public accountants, outside legal counsel and the Senior Officers with regard to the adequacy of this Charter.

    11.        While the Committee has the responsibilities and duties set forth in this Charter, the Committee’s responsibilities and duties are oversight in nature. The primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures rests with management, and the Company’s independent public accountants are responsible for auditing the Company’s financial statements. It is the responsibility of management and the Company’s independent public accountants to bring to the attention of the Committee any failures, irregularities or other problems respecting the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures.

PROXY	RIDGESTONE FINANCIAL SERVICES, INC.	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints PAUL E. MENZEL and WILLIAM R. HAYES, or either of them (with full power of substitution in each of them), as Proxies, and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Ridgestone Financial Services, Inc. held of record by the undersigned on March 12, 2004, at the annual meeting of shareholders to be held on April 27, 2004, or any adjournment or postponement thereof.

1.	ELECTION OF DIRECTORS (for terms expiring at the 2007 annual meeting and until their successors are duly elected and qualified)
1 – P. Menzel 2 – C. Niebler 3 – J. Renner

FOR all nominees listed above (except as specified below). ____ WITHHOLD AUTHORITY to vote for all nominees listed above. ____

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided to the right). _______________________________________________________

2.	IN THEIR DISCETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the election of the Board’s nominees and in accordance with the best judgment of the proxies named herein on any other business that may properly come before the meeting.

_____________________________________________________________
(Number of Shares)
_____________________________________________________________
(Please print your name)
_____________________________________________________________
(Signature of Shareholder)
Dated: __________________________________________________, 2003
_____________________________________________________________
(Please print your name)
_____________________________________________________________
(Signature of Shareholder)
Dated: __________________________________________________, 2003

Please sign exactly how your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.